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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                              ----------------

                                  FORM 8-K

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d)

                   OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) November 15 1996
                                                -------------------------------


                         UCFC ACCEPTANCE CORPORATION
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           (Exact name of registrant as specified in its Charter)


         LOUISIANA                          33-77966                72-1235336
-----------------------------             -------------            ------------
(State or other jurisdiction               (Commission             (IRS Employer
  of incorporation)                        File Number)             ID Number)


    4041 ESSEN LANE, BATON ROUGE, LOUISIANA                            70809
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  (Address of principal executive offices)                          (Zip Code)


(Registrant's Telephone Number,                                   (504)924-6007
    including area code)                                          -------------



                                     N/A
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(Former name or former address, if changed since last report)
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Item 5.         Other Events.

         UCFC Acceptance Corporation (the "Company") from time to time acts as depositor into and sponsor of trusts (each, a "Trust"), the purpose of which is to issue one or more series of Home Equity Loan Pass-Through Certificates (the "Certificates"), to be issued in series (each a "Series").

         The assets of each Trust will consist primarily of one or more pools of mortgage loans and certain other mortgage-related assets which may include fixed-or adjustable-rate home equity loans, or participations or other beneficial interests in such home equity loans secured primarily by first or second liens on one- to four-family residential properties ("Home Equity Loans"). Each Series of Certificates will represent interests in the related Trust and are not obligations of the Company. Holders of Certificates will not have any recourse to the assets of the Company except to the limited extent provided under the pooling and servicing agreement related to each Series of Certificates (each, a "Pooling Agreement"). Pursuant to the Pooling Agreement for each Series of Certificates, United Companies Lending Corporation(R) (the "Servicer") will service the related Home Equity Loans on behalf of the applicable Trust.

         On each Distribution Date for a Series of Certificates, the related Trustee will forward with each distribution to each holder of record of Certificates of such Series a statement (the "Monthly Statement") setting forth information required under the related Pooling Agreement.

         Pursuant to a request for No-Action granted by the Securities and Exchange Commission on November 12, 1993, the Servicer is filing this report on Form 8-K on behalf of the Company.





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)    Exhibits

         Exhibit No.

         20.1 UCFC Loan Trust 1996-A-1, Remics I, II and III, Monthly Report to Certificateholders for the Distribution Date in November, 1996. Pages 6-8.

         20.2 UCFC Loan Trust Series 1996-A, Reserve Fund Trust Statement to Certificateholders for the Distribution Date in November, 1996. Page 9.

         20.3 UCFC Loan Trust 1996-A, Statement to Certificateholders for the Distribution Date in November, 1996. Pages 10-11.

         20.4 UCFC Loan Trust 1996-A, Statement To Certificate Insurer for the Distribution Date in November, 1996. Page 12.

         20.5 UCFC Loan Trust 1996-B, Remics I, II and III, Monthly Report to Certificateholders for the Distribution Date in November, 1996. Pages 13-15.

         20.6 UCFC Loan Trust Series 1996-B-1, Reserve Fund Trust Statement to Certificateholders for the Distribution Date in November, 1996. Page 16.

         20.7 UCFC Loan Trust 1996-B-1, Statement to Certificateholders for the Distribution Date in November, 1996. Pages 17-19.

         20.8 UCFC Acceptance Corporation, Home Equity Loan Pass-Through Certificates, Series 1996-C1 and 1996-C2, Remics I, II, and III, Monthly Report to Certificateholders for the Distribution Date in November, 1996. Pages 20-22.

         20.9 UCFC Acceptance Corporation, Home Equity Loan Pass-Through Certificates, Series 1996-C1 and 1996-C2, Reserve Fund Trust Statement to Certificateholders for the Distribution Date in November, 1996. Page 23.

         20.10 UCFC Acceptance Corporation, Home Equity Loan Pass-Through Certificates, Series 1996-C1 and 1996-C2, Statement to Certificateholders for the Distribution Date in November, 1996. Pages 24-26.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            UNITED COMPANIES LENDING CORPORATION(R), as Servicer


                                        By:  /s/ Sherry E.  Anderson
                                            ------------------------------
                                             Sherry E. Anderson
                                             Secretary



Dated: November 22, 1996





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================================================================================




                                 EXHIBIT INDEX



Exhibit No.                                Description
-----------                                -----------
  20.1 UCFC Loan Trust 1996-A-1, Remics I, II and III, Monthly Report to Certificateholders for the Distribution Date in November, 1996. Pages 6-8.

  20.2 UCFC Loan Trust Series 1996-A, Reserve Fund Trust Statement to Certificateholders for the Distribution Date in November, 1996. Page 9.

  20.3 UCFC Loan Trust 1996-A, Statement to Certificateholders for the Distribution Date in November, 1996. Pages 10-11.

  20.4 UCFC Loan Trust 1996-A, Statement To Certificate Insurer for the Distribution Date in November, 1996. Page 12.

  20.5 UCFC Loan Trust 1996-B, Remics I, II and III, Monthly Report to Certificateholders for the Distribution Date in November, 1996. Pages 13-15.

  20.6 UCFC Loan Trust Series 1996-B-1, Reserve Fund Trust Statement to Certificateholders for the Distribution Date in November, 1996. Page 16.

  20.7 UCFC Loan Trust 1996-B-1, Statement to Certificateholders for the Distribution Date in November, 1996. Pages 17-19.

  20.8 UCFC Acceptance Corporation, Home Equity Loan Pass-Through Certificates, Series 1996-C1 and 1996-C2, Remics I, II, and III, Monthly Report to Certificateholders for the Distribution Date in November, 1996. Pages 20-22.

  20.9 UCFC Acceptance Corporation, Home Equity Loan Pass-Through Certificates, Series 1996-C1 and 1996-C2, Reserve Fund Trust Statement to Certificateholders for the Distribution Date in November, 1996. Page 23.

  20.10 UCFC Acceptance Corporation, Home Equity Loan Pass-Through Certificates, Series 1996-C1 and 1996-C2, Statement to Certificateholders for the Distribution Date in November, 1996. Pages 24-26.





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